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                                                                    Exhibit 23.1


                        Consent of Independent Auditors


We consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 10, 2000 in the Registration Statement (Form S-1) and related Prospectus of printCafe, Inc. for the registration of its common stock.



Pittsburgh, Pennsylvania
March 10, 2000